UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAMPLE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 14, AMGEN 2015 at 11:00 A. INC. M. Local Time of
Four Seasons Hotel Westlake Village, Two Dole Drive, Westlake Village, CA 91362
COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 1, 2015.
Please visit http://www.astproxyportal.com/ast/Amgen, where the following materials are available for view:
Proxy Statement
Form Proxy Card
2014 Annual Report
TO?VOTE:
TO REQUEST MATERIAL:
instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on May 13, 2015.
IN PERSON: You may vote your shares in person by attending the Annual Meeting. If you wish to attend the Annual Meeting, please visit [deleted text from public filing] to register.
TELEPHONE: To vote by telephone, please visit http://www.astproxyportal.com/ast/Amgen to view the materials and to obtain the toll free number to call.
MAIL: You may request a proxy card by following the instructions below.
TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.astproxyportal.com/ast/Amgen nominee in item #1.
1.To for elect a term thirteen of office directors expiring to the at Board the of 2016 Directors annual of Amgen meeting Inc. of stockholders. The nominees for election to the Board are:
NOMINEES: Dr. David Baltimore Mr. Frank J. Biondi, Jr.
Mr. Robert A. Bradway Mr. François de Carbonnel Dr. Vance D. Coffman Mr. Robert A. Eckert Mr. Greg C. Garland Dr. Rebecca M. Henderson Mr. Frank C. Herringer Dr. Tyler Jacks Ms. Judith C. Pelham Dr. Ronald D. Sugar Dr. R. Sanders Williams O Nominee #12
2. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2015.
3. Advisory vote to approve our executive compensation.
The Board of Directors recommends a vote “AGAINST” the Stockholder Proposal in item #4.
4. Stockholder Proposal (Vote Tabulation).